      Please mark
[X]   votes as in this
      example                                                            6314

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL
1.

                  FOR   WITHHELD
                                  Nominees:  Richard M. Levy
  1. Election of  [ ]     [ ]                and Burton Richter
     Directors

For, except vote withheld from the following nominee(s):


------------------------------------------


      The proxies are authorized to vote on such other business as is properly brought before the Annual Meeting for action in accordance with their judgment as to the best interests of the Company.


                                              Comments/Change of Address  [ ]

SIGNATURE(S)                                                     DATE
           ----------------------------------------------------       ----------


NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their name.


                           -- FOLD AND DETACH HERE --




                          VARIAN MEDICAL SYSTEMS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 14, 2002
                                    1:00 P.M.

                               SHERATON PALO ALTO
                           SEQUOIA/OAK CONFERENCE ROOM
                               625 EL CAMINO REAL
                               PALO ALTO, CA 94301

                              (MAP ON REVERSE SIDE)